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FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

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SETTLEMENT PERIOD:     October 1997                                               PAYMENT DATE:     11/17/97


AS OF THE RECORD DATE:
Series C Invested Amount                                                        $ 135,000,000
Series C Pool Factor                                                            1.00000000000

Series D (Class A and B) Invested Amount                                        $ 109,260,000
Series D (Class A and B) Pool Factor                                            1.00000000000

Subordinated Series 1995-1 Invested Amount                                      $   30,000,000
Subordinated Series 1995-1 Pool Factor                                          1.000000000000

Variable Funding Certificate (VFC) Invested Amount                              $   39,000,000

FOR THE SETTLEMENT PERIOD:                                                                              PER $1,000
                                                                                                        ----------

Gross Collections for the Settlement Period                                     $  276,138,514          $   881.50
Defaulted Amount for the Settlement Period                                             150,000                0.48
Recoveries for the Settlement Period                                                         0                0.00

CERTIFICATE/FEE DISTRIBUTION ON: 11/17/97

     Interest on the Series C Certificates                                      $   738,168.75          $     2.36
     Interest on the Series D - Class A Certificates                                536,708.33                1.71
     Interest on the Subordinated Series 1995-1 Certificates                        180,812.50                0.58
     Interest on the Series D - Class B Certificates                                 54,113.13                0.17
     Principal of the Series C Certificates                                               0.00                0.00
     Principal of the Series D - Class A Certificates                                     0.00                0.00
     Principal on the Subordinated Series 1995-1 Certificates                             0.00                0.00
     Principal of the Series D - Class B Certificates                                     0.00                0.00
     Servicing Fee                                                                  600,539.01                1.92
                                                                                --------------          ----------
                           Total of distributions                               $ 2,110,341.72          $     6.74
                                                                                ==============          ==========

VFC ACTIVITY FOR THE OCTOBER 1997 SETTLEMENT PERIOD:

     Beginning principal of the Variable Funding Certificate                    $42,000,000.00
     Principal from the Variable Funding Certificateholder                       20,000,000.00
     Principal to the Variable Funding Certificateholder                        (23,000,000.00)
                                                                                --------------
     Ending principal of the Variable Funding Certificate                       $39,000,000.00
                                                                                ==============

     Interest for the Settlement Period for the VFC                             $   177,823.59          $     0.57
     Liquidity Fees for the Settlement Period for the VFC                            18,133.70                0.06
                                                                                --------------          ----------
     Total VFC Interest and Liquidity Fees for the Settlement Period            $   195,957.29               $0.63
                                                                                ==============          ==========

AS OF THE END OF THE OCTOBER 1997 SETTLEMENT PERIOD:

Subordinated Amounts:
    Series C Certificates                                                       $   31,666,667
    Series D - Class A Certificates                                             $   23,456,790
    Variable Funding Certificate  (VFC)                                         $    9,148,148
Aggregate Subordinated Transferor Amount                                        $   40,706,102

Cash Collateral Account balance                                                 $            0
Collection Account balance                                                      $    2,981,000
Excess Funding Account balance                                                  $    4,500,000

  -   Amounts per $1,000 are in relation to the aggregated Invested Amount (Series C and D, the VFC and Subordinated Series
      1995-1) as of the Record Date.
  -   Interest is for the Interest Accrual Period ending November 16th.
  -   The Series C Certificate Rate was 5.965% for this Interest Accrual Period.
  -   The Series D - Class A Certificate Rate was 5.855% for this Interest Accrual Period.
  -   The Subordinated Series 1995-1 Certificate Rate was 6.575% for this Interest Accrual Period.
  -   The Series D - Class B Certificate Rate was 6.375% for this Interest Accrual Period.

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